                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                _______________


                                  FORM 8-K/A-1

                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                         Date of Report:  July 24, 1995
                       (Date of Earliest Event Reported)


                                     RPM, INC.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


        Ohio                            0-5132              34-6550857
----------------------------         ------------      -------------------
(State or Other Jurisdiction         (Commission        (I.R.S. Employer
     of Incorporation)               File Number)      Identification No.)



   P.O. Box 777, 2628 Pearl Road, Medina, Ohio                   44258
   -------------------------------------------                ------------
    (Address of Principal Executive Offices)                   (Zip Code)


Registrant's telephone number, including area code  (216) 273-5090
                                                   -----------------

The undersigned Registrant hereby amends the following items, financial statements, exhibits or other portions of its Current Report on Form 8- K dated July 24, 1995 as set forth in the pages attached hereto:

"Item 7. Financial Statements, Pro Forma Financial Information and Exhibits" is hereby amended and restated to include certain updated financial statements and pro forma financial information required in connection with the proposed acquisition of Narragansett/DSI Acquisition Co., Inc. by the Registrant.

Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits.
            ------------------------------------------------------------------
(a)      Financial Statements of Businesses Acquired.
         --------------------------------------------

         Narragansett/DSI Acquisition Co., Inc. and Subsidiaries Consolidated Financial Statements as of May 31, 1995 (Unaudited)

         Consolidated Balance Sheet (Unaudited)

         Consolidated Statements of Income (Unaudited)

         Consolidated Statements of Cash Flows (Unaudited)

(b)      Pro Forma Financial Information.
         --------------------------------
         RPM, Inc. and Subsidiaries and Narragansett/DSI Acquisition   Co.,
         Inc. -- Pro Forma Condensed Combined Financial Statements (Unaudited)

         Pro Forma Condensed Combined Balance Sheet of RPM, Inc. and Subsidiaries and Narragansett/DSI Acquisition Co., Inc. as of May 31, 1995 (Unaudited)

         Pro Forma Condensed Combined Statement of Income of RPM, Inc. and Subsidiaries and Narragansett/DSI Acquisition Co., Inc. for the Fiscal Year ended May 31, 1995 (Unaudited)

(c)      Exhibits.
         ---------

      Exhibit No.
      -----------
          2.1            Plan and Agreement of Merger, dated July 24, 1995 (without Exhibits and
                         Schedules), by and among the Company, Subsidiary, NDSI and the Securityholders of
                         NDSI  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
                                                                                                                *

          23.1           Consent of KPMG Peat Marwick LLP  . . . . . . . . . . . . . . . . . . . . . . . . .

______________________
* Previously filed

                   NARRAGANSETT / DSI ACQUISITION  CO., INC.
                           BALANCE SHEET (UNAUDITED)
                                  MAY 31, 1995

                                 (IN THOUSANDS)

        ASSETS
        Current Assets
          Cash and short-term investments                             $953
          Trade accounts receivable, net                             7,143
          Inventories                                                3,040
          Prepaid and other current assets                           2,701
                                                                  --------
            Total current assets                                    13,837
                                                                  --------
        Property, Plant and Equipment, at cost                      13,411
          Less:  Accumulated Depreciation                            4,374
                                                                  --------
            Property, plant and equipment, net                       9,037
                                                                  --------

        Other Assets
          Goodwill, net                                             20,410
          Other                                                      1,272
                                                                  --------
            Total other assets                                      21,682
                                                                  --------
        TOTAL ASSETS                                               $44,556
                                                                  ========


        LIABILITIES

        Current Liabilities
          Notes and accounts payable                                $3,577
          Current portion of long-term debt                            776
          Accrued liabilities                                        4,693
          Income taxes payable                                       1,135
                                                                  --------
            Total current liabilities                               10,181
                                                                  --------

        Long-Term Debt, Less Current Maturities                     14,241
        Deferred Income Taxes and Other                              1,074
                                                                  --------
            Total Liabilities                                       25,496
                                                                  --------

        SHAREHOLDERS' EQUITY

        Common Shares                                                    4
        Paid-in-Capital                                             10,496
        Cumulative Translation Adjustment                               23
        Retained Earnings                                            8,537
                                                                  --------

            Total Shareholders' Equity                              19,060
                                                                  --------
        TOTAL LIABILITIES AND
          SHAREHOLDERS' EQUITY                                     $44,556
                                                                  ========

                     Narragansett/DSI Acquisition Co., Inc.
                        Statement of Income (Unaudited)



                                                                           Five Months Ended May 31,
                                                                         -----------------------------
                                                                             1995             1994
                                                                         -----------       -----------
        Net sales                                                        $26,425,134       $23,990,359

        Cost of sales                                                     14,799,604        13,427,476
                                                                         -----------       -----------
        Gross profit                                                      11,625,530        10,562,883

        Selling, general and administrative expenses                       7,825,757         6,914,480
                                                                         -----------       -----------

        Operating income                                                   3,799,773         3,648,403

        Interest expense, net                                               (824,055)       (1,176,058)
                                                                         -----------       -----------

        Income before income taxes                                         2,975,718         2,472,345

        Provision for income taxes                                         1,290,432         1,138,987
                                                                         -----------       -----------

        Net income                                                        $1,685,286        $1,333,358
                                                                         ===========       ===========



                    Narragansett/DSI Acquisition Co., Inc.
                      Statement of Cash Flows (Unaudited)

                                                   Five Months Ended May 31,
                                                  ----------------------------
                                                     1995              1994
                                                  ----------        ----------
Cash Flows From Operating Activities:
  Net income                                      $1,685,286        $1,333,358
  Items not affecting cash and other               1,081,318         1,392,080
  Changes in operating working capital            (1,515,948)          563,489
                                                  ----------        ----------
                                                   1,250,656         3,288,927
                                                  ----------        ----------

Cash Flows From Investing Activities:
  Additions to property and equipment               (533,508)         (331,302)
                                                  ----------        ----------

                                                    (533,508)         (331,302)
                                                  ----------        ----------

Cash Flows From Financing Activities:
  Increase (decrease) in long-term debt               20,596        (2,504,202)
                                                  ----------        ----------

                                                      20,596        (2,504,202)
                                                  ----------        ----------

Net Increase (Decrease) in Cash                      737,744           453,423

Cash at Beginning of Period                          215,751           744,645
                                                  ----------        ----------

Cash at End of Period                               $953,495        $1,198,068
                                                  ==========        ==========




        PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS (UNAUDITED)
        -------------------------------------------------------------
                          RPM, INC. AND SUBSIDIARIES
                          --------------------------
                                      AND
                                      ---
                    NARRAGANSETT/DSI ACQUISITION CO., INC.
                    -------------------------------------



The following unaudited pro forma condensed combined balance sheet as of May 31, 1995, gives effect to the acquisition of Narragansett/DSI Acquisition Co., Inc. by RPM, Inc. and Subsidiaries as if the acquisition occurred on May 31, 1995. The following unaudited pro forma condensed statements of income combine the condensed statement of income of RPM, Inc. and Subsidiaries and Narragansett/DSI Acquisition Co., Inc. for the year ended May 31, 1995, assuming the purchase of Narragansett/DSI Acquisition Co., Inc. had been consummated as of June 1, 1994. The pro forma information is based on the historical financial statements of RPM, Inc. and Subsidiaries and Narragansett/DSI Acquisition Co., Inc. giving effect to the transaction under the purchase method of accounting and the assumptions and adjustments in the accompanying notes to the pro forma financial statements.

The pro forma statements have been prepared by RPM, Inc.'s management based upon the financial statements of Narragansett DSI Acquisition Co., Inc. included elsewhere herein. These pro forma statements may not be indicative of the results that actually would have occurred if the combination had been in effect on the dates indicated or which may be obtained in the future. The pro forma financial statements should be read in conjunction with the audited financial statements and notes of Narragansett/DSI Acquisition Co., Inc. contained elsewhere herein.

                         PRO FORMA CONDENSED COMBINED
                          BALANCE SHEET (UNAUDITED)
                                 MAY 31, 1995

                   (In Thousands Except Per Share Amounts)


                                                                             Narragansett/
                                                                            DSI Acquisition        Pro Forma
                                                          RPM, Inc.            Co., Inc.          Adjustments          Combined
                                                          ---------         --------------       -------------      ----------
        ASSETS

        Current Assets
          Cash and short-term investments                   $19,870                   $953 (a)         $47,000
                                                                                           (b)         (15,017)
                                                                                           (c)         (31,983)        $20,823
          Marketable securities, at cost                      8,132                      0                               8,132
          Trade accounts receivable, net                    207,509                  7,143                             214,652
          Inventories                                       169,154                  3,040                             172,194
          Prepaid expenses and other current assets          16,637                  2,701                              19,338
                                                          ---------         --------------      --------------      ----------
            Total current assets                            421,302                 13,837                             435,139
                                                          ---------         --------------      --------------      ----------
                                                                                           (d)         (92,783)
        Investment in Subsidiaries                                0                      0 (c)          92,783               0
                                                          ---------         --------------      --------------      ----------
        Property, Plant and Equipment, at cost              360,706                 13,411                             374,117
          Less:  Accumulated Depreciation                   156,657                  4,374 (d)          (3,800)        157,231
                                                          ---------         --------------      --------------      ----------
            Property, plant and equipment, net              204,049                  9,037               3,800         216,886
                                                          ---------         --------------      --------------      ----------
        Other Assets
          Goodwill, net                                     211,781                 20,410 (d)          32,000         264,191
          Other intangible assets, net                       85,375                      0 (d)          70,000         155,375
          Equity in unconsolidated affiliates                14,857                      0                              14,857
          Other                                              21,776                  1,197                              22,973
                                                          ---------         --------------      --------------      ----------
            Total other assets                              333,789                 21,607             102,000         457,396
                                                          ---------         --------------      --------------      ----------
        TOTAL ASSETS                                      $ 959,140                $44,481            $105,800      $1,109,421
                                                          =========         ==============      ==============      ==========



                          PRO FORMA CONDENSED COMBINED
                           BALANCE SHEET (UNAUDITED)
                                  MAY 31, 1995

                    (In Thousands Except Per Share Amounts)



                                                                       Narragansett/
                                                                      DSI Acquisition             Pro Forma
                                                   RPM, Inc.              Co., Inc.              Adjustments       Combined
                                                  ----------          ---------------            -----------       --------
        LIABILITIES AND SHAREHOLDERS' EQUITY

        LIABILITIES

        Current Liabilities
          Notes and accounts payable                 $70,207                   $3,577                               $73,784
          Current portion of long-term debt              643                      776 (b)              ($776)           643
          Accrued liabilities                         74,138                    4,694                                78,832
          Income taxes payable                         6,088                    1,135                                 7,223
                                                  ----------               ----------            -----------     ----------
            Total current liabilities                151,076                   10,182                   (776)       160,482

        Long-Term Debt, Less Current Maturities      406,375                   14,241 (a)             47,000
                                                                                      (b)            (14,241)       453,375

        Other Long-Term Liabilities                   14,405                        0                                14,405

        Deferred Income Taxes and Other               39,693                    1,074 (d)             32,000         72,767
                                                  ----------               ----------            -----------     ----------
            Total Liablities                         611,549                   25,497                 63,983        701,029
                                                  ----------               ----------            -----------     ----------

        SHAREHOLDERS' EQUITY

        Common Shares                                  1,296                        1 (c)                 73          1,370

        Paid-in-Capital                              146,509                   10,499 (c)             60,727

                                                                                      (d)            (10,499)       207,236

        Cumulative Translation Adjustment                580                       23 (d)                (23)           580

        Retained Earnings                            199,206                    8,461 (d)             (8,461)       199,206
                                                  ----------               ----------             ----------     ----------
            Total Shareholders' Equity               347,591                   18,984                 41,817        408,392
                                                  ----------               ----------             ----------     ----------
        TOTAL LIABILITIES AND
          SHAREHOLDERS' EQUITY                      $959,140                  $44,481               $105,800     $1,109,421
                                                  ==========               ==========             ==========     ==========

          (a)    Reflects additional debt associated with the acquistion.

          (b)    Reflects the repayment of the debt of Narragansett/DSI Acquistion Co., Inc.

          (c)    Reflects the purchase of Narragansett/DSI Acquisition Co., Inc. for cash and 3,200,000 RPM, Inc.  common shares.

          (d)    Reflects the adjustment to fair value for the assets acquired  and the liabilities assumed with the difference allocated to goodwill.  The intangibles acquired include trademarks to be amortized over thirty-three years, formulae and workforce, both to be amortized over twenty-five years and license and distribution agreements to be amortized over twenty years.


                          PRO FORMA CONDENSED COMBINED
                        STATEMENT OF INCOME (UNAUDITED)
                        FOR THE YEAR ENDED MAY  31, 1995

                    (In Thousands Except Per Share Amounts)



                                                                                Narragansett/
                                                                                DSI Acquisition         Pro Forma
                                                               RPM, Inc.          Co., Inc.            Adjustments        Combined
                                                              ----------       ----------------        -----------       -----------
 Net sales                                                    $1,016,954              $68,089                             $1,085,043

 Cost of sales                                                   581,246               38,286                                619,532
                                                              ----------       ----------------        ------------      -----------
 Gross profit                                                    435,708               29,803                                465,511

 Selling, general and adminstrative expenses                     305,429               19,646  (b)           $3,600          328,675

 Interest expense, net                                            23,422                2,183  (a)            1,107           26,712
                                                              ----------       ----------------        ------------      -----------
 Income before income taxes                                      106,857                7,974                (4,707)         110,124

 Provision for income taxes                                       45,758                3,492  (c)           (1,392)          47,858
                                                              ----------       ----------------        ------------      -----------
 Net income                                                      $61,099               $4,482               ($3,315)         $62,266
                                                              ==========       ================        ============      ===========
 Average shares outstanding                                       57,243                                      3,200           60,443
                                                              ==========                               ============      ===========
 Primary earnings per share                                        $1.07                                                       $1.03
                                                              ==========                                                 ===========
 Fully diluted earnings per share                                  $1.01                                                       $0.98
                                                              ==========                                                 ===========

        (a)    Reflects the incremental interest expense RPM, Inc. would have incurred on the additional debt resulting from the acquisition, along with the refinancing of acquired Narragansett/DSI Acquisition Co., Inc. debt, calculated using the applicable borrowing rates during the period.

        (b)    Reflects the increase in amortization resulting from adjustments to the fair value of intangibles.

        (c)    Reflects the computation of taxes assuming Narragansett/DSI Acquisition Co., Inc. was included in RPM, Inc. and
               Subsidiaries federal income tax return for the period and reflects the income tax effects related to the other pro forma adjustments.

                                   SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        RPM, INC.



                                        /s/ Frank C. Sullivan
                                        -------------------------------
                                        Frank C. Sullivan,
                                        Vice President and Chief
                                        Financial Officer


DATE:  September 18, 1995